Class A: GLCGX  Class B: GCLCX  Class C: GLCCX  Institutional: GCGIX  Service: GSCLX  Class IR: GLCTX  Class R: GLCRX
Before you invest, you may want to review the Goldman Sachs Structured Large Cap Growth Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.goldmansachsfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550 for Institutional and Service shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated February 26, 2010, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital, with dividend income as a secondary consideration.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial advisor and in “Shareholder Guide — Common Questions Applicable to the Purchase of Class A Shares” beginning on page 80 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-120 of the Fund’s SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%	None	None	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)	None	5.0%	1.0%	None	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None	None	None	0.50%
Other Expenses	0.26%	0.26%	0.26%	0.11%	0.61%	0.26%	0.26%
Service Fees	None	None	None	None	0.25%	None	None
Shareholder Administrative Fees	None	None	None	None	0.25%	None	None
All Other Expenses	0.26%	0.26%	0.26%	0.11%	0.11%	0.26%	0.26%

Total Annual Fund Operating Expenses	1.16%	1.91%	1.91%	0.76%	1.26%	0.91%	1.41%
Fee Waiver and Expense Limitation[1]	(0.21)%	(0.21)%	(0.21)%	(0.21)%	(0.21)%	(0.21)%	(0.21)%

Total Annual Fund Operating Expenses	0.95%	1.70%	1.70%	0.55%	1.05%	0.70%	1.20%
After Fee Waiver and Expense Limitation

[1]	The Investment Adviser (as defined below) has agreed to (i) waive a portion of its Management fee in order to achieve an effective rate of 0.51% as an annual percentage rate of average daily net assets of the Fund, and (ii) reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, service and shareholder administration fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.004% of the Fund’s average daily net assets. Each agreement will remain in effect through at least February 28, 2011, and prior to such date, the Investment Adviser may not unilaterally terminate the arrangements.

2    SUMMARY PROSPECTUS — GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
This Example assumes that you invest $10,000 in Class A, Class B, Class C, Institutional, Service, Class R and/or Class IR Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class B, Class C, Institutional, Service, Class R and/ or Class IR Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example assumes that the management fee waiver and expense limitation agreements between the Fund and the Investment Adviser will remain in place for only one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$642	$879	$1,134	$1,864

Class B Shares

— Assuming complete redemption	$673	$880	$1,212	$2,020

— Assuming no redemption	$173	$580	$1,012	$2,020

Class C Shares

— Assuming complete redemption	$273	$580	$1,012	$2,216

— Assuming no redemption	$173	$580	$1,012	$2,216

Institutional Shares	$56	$222	$402	$923

Service Shares	$107	$383	$680	$1,525

Class IR Shares	$72	$269	$483	$1,100

Class R Shares	$122	$426	$751	$1,673

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 109% of the average value of its portfolio.

FUND STRATEGY
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States. These issuers have public stock market capitalizations similar to those companies constituting the Russell 1000® Growth Index, which as of February 1, 2010 was between $242.1 million and $314.2 billion.
The Fund uses a “structured” quantitative style of management that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research, based on six investment themes: Valuation, Profitability, Quality, Management, Momentum and Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Quality evaluates whether the company’s earnings are coming from more persistent, cash based sources, as opposed to accruals. Management assesses the characteristics, policies and strategic decisions of company management. Momentum seeks to predict drifts in stock prices caused by under-reaction to company-specific information. Finally, the Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.
The Fund maintains risk, style, capitalization and industry characteristics similar to the Russell 1000® Growth Index, which generally consists of companies with above average capitalization and earnings growth expectations and below average dividend yields. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.
The Fund may also invest in fixed income securities that are limited to securities that are considered to be cash equivalents.

PRINCIPAL RISKS OF THE FUND
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.
Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.
Market Risk. The value of the instruments in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions.
Investment Style Risk. Different investment styles (e.g., “growth,” “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.
Portfolio Turnover Rate Risk. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.

3    SUMMARY PROSPECTUS — GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

PERFORMANCE
The bar chart and table below and at right provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class B, Class C, Institutional, Service, Class R and Class IR Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com or by calling 800-621-2550 for Institutional or Service shareholders and 800-526-7384 for all other shareholders.
Performance reflects expense limitations in effect.
AVERAGE ANNUAL TOTAL RETURNS

For the period ended				Since
December 31, 2009	1 Year	5 Years	10 Years	Inception

Class A (Inception 5/1/97)
Returns Before Taxes	23.34%	-3.30%	-5.97%	1.22%
Returns After Taxes on Distributions	23.14%	-3.39%	-6.19%	0.92%
Returns After Taxes on Distributions and Sale of Fund Shares	15.42%	-2.77%	-4.88%	0.93%
Russell 1000® Growth Index (reflects no deduction for fees or expenses)	37.21%	1.63%	-3.98%	3.23%

Class B (Inception 5/1/97)
Returns Before Taxes	24.50%	-3.36%	-6.16%	0.91%
Russell 1000® Growth Index (reflects no deduction for fees or expenses)	37.21%	1.63%	-3.98%	3.23%

Class C (Inception 5/1/97)
Returns Before Taxes	28.55%	-2.98%	-6.16%	-0.40%
Russell 1000® Growth Index (reflects no deduction for fees or expenses)	37.21%	1.63%	-3.98%	1.96%

Institutional Shares (Inception 5/1/97)
Returns Before Taxes	31.02%	-1.80%	-5.05%	2.07%
Russell 1000® Growth Index (reflects no deduction for fees or expenses)	37.21%	1.63%	-3.98%	3.23%

Service Shares (Inception 5/1/97)
Returns Before Taxes	30.38%	-2.25%	-5.51%	1.58%
Russell 1000® Growth Index (reflects no deduction for fees or expenses)	37.21%	1.63%	-3.98%	3.23%

Class IR (Inception 11/30/07)
Returns Before Taxes	30.78%	N/A	N/A	-11.80%
Russell 1000® Growth Index (reflects no deduction for fees or expenses)	37.21%	N/A	N/A	-7.92%

Class R (Inception 11/30/07)
Returns Before Taxes	30.25%	N/A	N/A	-12.19%
Russell 1000® Growth Index (reflects no deduction for fees or expenses)	37.21%	N/A	N/A	-7.92%

The after-tax returns are for Class A Shares only. The after-tax returns for Class B, Class C, Institutional, Service and Class IR Shares, and returns for Class R Shares (which are offered exclusively to retirement plans), will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

4    SUMMARY PROSPECTUS — GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

PORTFOLIO MANAGEMENT
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers: Katinka Domotorffy, CFA, Managing Director, Head of Quantitative Investment Strategies, Chief Investment Officer, Portfolio Manager, has managed the Fund since 2009; William Fallon, Ph.D., Managing Director, Co-Chief Investment Officer of Quantitative Investment Strategies-Alpha Strategies, Head of Research, Portfolio Manager, has managed the Fund since 2010; Andrew Alford, Ph.D., Managing Director, Portfolio Manager, has managed the Fund since 2007.

BUYING AND SELLING FUND SHARES
The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 for individual investors and $1,000,000 alone or in combination with other assets under the management of GSAM and its affiliates for other types of investors. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts or for initial purchases in Class R and Class IR Shares.
The minimum subsequent investment for Class A and Class C shareholders is $50, except for Employer Sponsored Benefit Plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Class R or Class IR shareholders.
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Authorized Institution may impose such minimums and/or establish other requirements such as a minimum account balance.
Class B Shares are generally no longer available for purchase by current or prospective investors.
You may purchase and redeem (sell) shares of the Fund on any business day through certain brokers, registered advisers and other financial institutions (“Authorized Institutions”).

TAX INFORMATION
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through an Authorized Institution, the Fund and its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Authorized Institution’s website for more information.